UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

Metabasis Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

11119 North Torrey Pines Road	92037
La Jolla, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On July 19, 2006, we entered into an Amended and Restated Severance Agreement with Paul K. Laikind, our Chairman, President and Chief Executive Officer.  A copy of the Amended and Restated Severance Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)             Exhibits.

Number	Description
10.1	Amended and Restated Severance Agreement dated July 19, 2006 by and between Metabasis Therapeutics, Inc. and Paul K. Laikind.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.
	By:	/s/ John W. Beck
John W. Beck Senior Vice President of Finance, Chief Financial Officer and Treasurer
Date: July 25, 2006